Exhibit 99.1

Press Release — For Immediate Release
April 21, 2022

Penns Woods Bancorp, Inc. Reports First Quarter 2022 Earnings

Williamsport, PA — April 21, 2022 - Penns Woods Bancorp, Inc. (NASDAQ: PWOD)

Penns Woods Bancorp, Inc. achieved net income of $3.4 million for the three months ended March 31, 2022, resulting in basic and diluted earnings per share of $0.49.

Highlights

•Net income, as reported under GAAP, for the three months ended March 31, 2022 was $3.4 million compared to $3.4 million for the same period of 2021. Results for the three months ended March 31, 2022 compared to 2021 were impacted by an increase in after-tax securities losses of $142,000 (from a gain of $94,000 to a loss of $48,000) for the three month period. In addition, an after-tax loss of $201,000 related to a branch closure negatively impacted the three months ended March 31, 2022.

•The provision for loan losses decreased $365,000 for the three months ended March 31, 2022 to $150,000 compared to $515,000 for the 2021 period. The provision for loan losses was elevated in 2021 due primarily to the uncertainty caused by the COVID-19 pandemic.

•Basic and diluted earnings per share for the three months ended March 31, 2022 were $0.49. Basic and diluted earnings per share for the three ended March 31, 2021 were $0.49.

•Annualized return on average assets was 0.72% for three months ended March 31, 2022, compared to 0.75% for the corresponding period of 2021.

•Annualized return on average equity was 8.17% for the three months ended March 31, 2022, compared to 8.59% for the corresponding period of 2021.

Net Income

Net income from core operations (“core earnings”), which is a non-generally accepted accounting principles (GAAP) measure of net income excluding net securities gains or losses, was $3.5 million for the three months ended March 31, 2022 compared to $3.3 million for the same period of 2021. Core earnings per share for the three months ended March 31, 2022 were $0.48 basic and diluted, compared to $0.47 basic and diluted core earnings per share for the same period of 2021. Core return on average assets and core return on average equity were 0.73% and 8.28% for the three months ended March 31, 2022, compared to 0.73% and 8.35% for the corresponding period of 2021. Core earnings for the three months ended March 31, 2022 were impacted negatively by an after-tax loss of $201,000 relating to a branch closure. A reconciliation of the non-GAAP financial measures of core earnings, core return on assets, core return on equity, and core earnings per share described in this press release to the comparable GAAP financial measures is included at the end of this press release.

Net Interest Margin

The net interest margin for the three months ended March 31, 2022 was 2.93%, compared to 2.88% for the corresponding period of 2021. The increase in the net interest margin for the three month period was driven by a decline in the rate paid on interest-bearing deposits of 35 basis points ("bps") as rates paid decreased throughout 2021 and through the first three months of 2022. Leading the decline in the rate paid on interest-bearing deposits was a 94 bps decline in the rate paid on time deposits as time deposits issued prior to the COVID-19 pandemic matured. Offsetting the decrease in rates paid on the interest bearing liabilities was a decrease in the yield of the loan portfolio of 26 bps coupled with the yield on the investment portfolio declining 32 bps as legacy earning assets were paid down or matured.

Assets

Total assets increased $20.6 million to $1.9 billion at March 31, 2022 compared to March 31, 2021.  Cash and cash equivalents decreased $58.9 million as interest-bearing accounts in other financial institutions decreased $106.1 million which was partially offset by an increase of $50.0 million in federal funds sold. Net loans increased $70.2 million to $1.4 billion at March 31, 2022 compared to March 31, 2021, as the economy continued recovering from the various negative economic impact caused by the COVID-19 pandemic and an emphasis was placed on commercial loan growth. The investment portfolio increased $7.5 million from March 31, 2021 to March 31, 2022 as a portion of the excess cash liquidity was invested primarily into short-term municipal bonds with a maturity of five years or less.

Non-performing Loans

The ratio of non-performing loans to total loans ratio decreased to 0.38% at March 31, 2022 from 0.69% at March 31, 2021 as non-performing loans have decreased to $5.3 million at March 31, 2022 from $9.3 million at March 31, 2021. The majority of non-performing loans involve loans that are either in a secured position and have sureties with a strong underlying financial position or have a specific allocation for any impairment recorded within the allowance for loan losses. Net loan charge-offs of $303,000 for the three months ended March 31, 2022 impacted the allowance for loan losses, which was 1.00% of total loans at March 31, 2022 compared to 1.06% at March 31, 2021.

Deposits

Deposits increased $48.0 million to $1.6 billion at March 31, 2022 compared to March 31, 2021. Noninterest-bearing deposits increased $35.2 million to $514.1 million at March 31, 2022 compared to March 31, 2021.  Driving deposit growth was the receipt of PPP funding by commercial customers, stimulus funding by retail customers, and customers becoming more risk averse and seeking safety in a bank deposit. Emphasis remains on increasing the utilization of electronic (internet and mobile) deposit banking among our customers. Utilization of internet and mobile banking has increased since the start of 2020 due to these efforts coupled with a change in consumer behavior due to the business and travel restrictions caused by the COVID-19 pandemic. The increased level of deposits has allowed for a $28.2 million decrease in long-term borrowings.

Shareholders’ Equity

Shareholders’ equity increased $4.4 million to $168.4 million at March 31, 2022 compared to March 31, 2021.  Accumulated other comprehensive loss of $6.5 million at March 31, 2022 increased from a loss of $2.5 million at March 31, 2021 as a result of a increase of $6.2 million in the net unrealized losses on available for sale securities and a change in the defined benefit plan of $2.1 million. The current level of shareholders’ equity equates to a book value per share of $23.81 at March 31, 2022 compared to $23.25 at March 31, 2021, and an equity to asset ratio of 8.79% at March 31, 2022 and 8.65% at March 31, 2021. Dividends declared for the three months ended March 31, 2022 and 2021 were $0.32 per share.

Penns Woods Bancorp, Inc. is the parent company of Jersey Shore State Bank, which operates seventeen branch offices providing financial services in Lycoming, Clinton, Centre, Montour, Union, and Blair Counties, and Luzerne Bank, which operates eight branch offices providing financial services in Luzerne County, and United Insurance Solutions, LLC, which offers insurance products.  Investment and insurance products are offered through Jersey Shore State Bank’s subsidiary, The M Group, Inc. D/B/A The Comprehensive Financial Group.

NOTE:  This press release contains financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).  Management uses the non-GAAP measure of net income from core operations in its analysis of the company’s performance. This measure, as used by the Company, adjusts net income determined in accordance with GAAP to exclude the effects of special items, including significant gains or losses that are unusual in nature such as net securities gains and losses. Because these certain items and their impact on the Company’s performance are difficult to predict, management believes presentation of financial measures excluding the impact of such items provides useful supplemental information in evaluating the operating results of the Company’s core businesses. These disclosures should not be viewed as a substitute for net income determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

This press release may contain certain “forward-looking statements” including statements concerning plans, objectives, future events or performance and assumptions and other statements, which are statements other than statements of historical fact.  The Company cautions readers that the following important factors, among others, may have affected and could in the future affect actual results and could cause actual results for subsequent periods to differ materially from those expressed in any forward-looking statement made by or on behalf of the Company herein: (i) the effect of changes in laws and regulations, including federal and state banking laws and regulations, and the associated costs of compliance with such laws and regulations either currently or in the future as applicable; (ii) the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies as well as by the Financial Accounting Standards Board, or of changes in the Company’s organization, compensation and benefit plans; (iii) the effect on the Company’s competitive position within its market area of the increasing consolidation within the banking and financial services industries, including the increased competition from larger regional and out-of-state banking organizations as well as non-bank providers of various financial services; (iv) the effect of changes in interest rates; (v) the effects of health emergencies, including the spread of infectious diseases or pandemics; or (vi) the effect of changes in the business cycle and downturns in the local, regional or national economies.  For a list of other factors which could affect the Company’s results, see the Company’s filings with the Securities and Exchange Commission, including “Item 1A.  Risk Factors,” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

You should not place undue reliance on any forward-looking statements.  These statements speak only as of the date of this press release, even if subsequently made available by the Company on its website or otherwise.  The Company undertakes no obligation to update or revise these statements to reflect events or circumstances occurring after the date of this press release.
Previous press releases and additional information can be obtained from the Company’s website at www.pwod.com.

Contact:	Richard A. Grafmyre, Chief Executive Officer
110 Reynolds Street
Williamsport, PA 17702
	570-322-1111	e-mail: pwod@pwod.com

PENNS WOODS BANCORP, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	March 31,
(In Thousands, Except Share Data)	2022	2021	% Change
ASSETS:
Noninterest-bearing balances	$25,717	$28,539	(9.89)%
Interest-bearing balances in other financial institutions	143,086	249,149	(42.57)%
Federal funds sold	50,000	—	n/a
Total cash and cash equivalents	218,803	277,688	(21.21)%

Investment debt securities, available for sale, at fair value	175,674	166,895	5.26%
Investment equity securities, at fair value	1,193	1,265	(5.69)%
Investment securities, trading	36	44	(18.18)%
Restricted investment in bank stock, at fair value	13,795	15,032	(8.23)%
Loans held for sale	1,360	2,568	(47.04)%
Loans	1,405,966	1,335,899	5.24%
Allowance for loan losses	(14,023)	(14,202)	(1.26)%
Loans, net	1,391,943	1,321,697	5.31%
Premises and equipment, net	33,259	34,910	(4.73)%
Accrued interest receivable	8,129	8,583	(5.29)%
Bank-owned life insurance	33,953	33,839	0.34%
Investment in limited partnerships	4,600	4,655	(1.18)%
Goodwill	17,104	17,104	—%
Intangibles	437	618	(29.29)%
Operating lease right of use asset	2,795	3,088	(9.49)%
Deferred tax asset	4,569	3,717	22.92%
Other assets	9,159	4,489	104.03%
TOTAL ASSETS	$1,916,809	$1,896,192	1.09%

LIABILITIES:
Interest-bearing deposits	$1,098,265	$1,085,448	1.18%
Noninterest-bearing deposits	514,130	478,916	7.35%
Total deposits	1,612,395	1,564,364	3.07%

Short-term borrowings	6,634	6,650	(0.24)%
Long-term borrowings	112,918	141,094	(19.97)%
Accrued interest payable	471	988	(52.33)%
Operating lease liability	2,847	3,130	(9.04)%
Other liabilities	13,117	15,903	(17.52)%
TOTAL LIABILITIES	1,748,382	1,732,129	0.94%

SHAREHOLDERS’ EQUITY:
Preferred stock, no par value, 3,000,000 shares authorized; no shares issued	—	—	n/a
Common stock, par value $5.55, 22,500,000 shares authorized; 7,554,567 and 7,537,242 shares issued; 7,074,342 and 7,057,017 shares outstanding	41,969	41,873	0.23%
Additional paid-in capital	54,191	52,818	2.60%
Retained earnings	90,928	83,948	8.31%
Accumulated other comprehensive (loss) gain:
Net unrealized (loss) gain on available for sale securities	(3,074)	3,095	(199.32)%
Defined benefit plan	(3,472)	(5,560)	37.55%
Treasury stock at cost, 480,225	(12,115)	(12,115)	—%
TOTAL PENNS WOODS BANCORP, INC. SHAREHOLDERS' EQUITY	168,427	164,059	2.66%
Non-controlling interest	—	4	(100.00)%
TOTAL SHAREHOLDERS' EQUITY	168,427	164,063	2.66%
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,916,809	$1,896,192	1.09%

PENNS WOODS BANCORP, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)

	Three Months Ended March 31,
(In Thousands, Except Per Share Data)	2022	2021	% Change
INTEREST AND DIVIDEND INCOME:
Loans including fees	$13,038	$13,345	(2.30)%
Investment securities:
Taxable	737	819	(10.01)%
Tax-exempt	164	171	(4.09)%
Dividend and other interest income	336	260	29.23%
TOTAL INTEREST AND DIVIDEND INCOME	14,275	14,595	(2.19)%

INTEREST EXPENSE:
Deposits	788	1,684	(53.21)%
Short-term borrowings	1	2	(50.00)%
Long-term borrowings	633	839	(24.55)%
TOTAL INTEREST EXPENSE	1,422	2,525	(43.68)%

NET INTEREST INCOME	12,853	12,070	6.49%

PROVISION FOR LOAN LOSSES	150	515	(70.87)%

NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	12,703	11,555	9.94%

NON-INTEREST INCOME:
Service charges	495	383	29.24%
Debt securities (losses) gains, available for sale	(2)	138	(101.45)%
Equity securities losses	(58)	(23)	(152.17)%
Securities (losses) gains, trading	(1)	4	(125.00)%
Bank-owned life insurance	170	173	(1.73)%
Gain on sale of loans	345	908	(62.00)%
Insurance commissions	170	157	8.28%
Brokerage commissions	200	219	(8.68)%
Loan broker income	541	181	198.90%
Debit card income	345	380	(9.21)%
Other	207	94	120.21%
TOTAL NON-INTEREST INCOME	2,412	2,614	(7.73)%

NON-INTEREST EXPENSE:
Salaries and employee benefits	6,264	5,598	11.90%
Occupancy	910	976	(6.76)%
Furniture and equipment	892	809	10.26%
Software amortization	253	198	27.78%
Pennsylvania shares tax	389	352	10.51%
Professional fees	538	583	(7.72)%
Federal Deposit Insurance Corporation deposit insurance	202	221	(8.60)%
Marketing	64	63	1.59%
Intangible amortization	44	53	(16.98)%
Other	1,451	1,098	32.15%
TOTAL NON-INTEREST EXPENSE	11,007	9,951	10.61%
INCOME BEFORE INCOME TAX PROVISION	4,108	4,218	(2.61)%
INCOME TAX PROVISION	676	771	(12.32)%
NET INCOME	$3,432	$3,447	(0.44)%
Earnings attributable to noncontrolling interest	—	6	(100.00)%
NET INCOME AVAILABLE TO COMMON SHAREHOLDERS'	$3,432	$3,441	(0.26)%
EARNINGS PER SHARE - BASIC	$0.49	$0.49	—%
EARNINGS PER SHARE - DILUTED	$0.49	$0.49	—%
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	7,072,575	7,055,116	0.25%
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	7,072,575	7,055,116	0.25%

PENNS WOODS BANCORP, INC.
AVERAGE BALANCES AND INTEREST RATES
(UNAUDITED)

	Three Months Ended
	March 31, 2022			March 31, 2021
(Dollars in Thousands)	Average Balance	Interest	Average Rate	Average Balance	Interest	Average Rate
ASSETS:
Tax-exempt loans	$47,974	$308	2.60%	$45,534	$349	3.11%
All other loans	1,351,414	12,795	3.84%	1,293,395	13,069	4.10%
Total loans	1,399,388	13,103	3.80%	1,338,929	13,418	4.06%

Federal funds sold	50,000	93	0.75%	—	—	—%

Taxable securities	144,438	920	2.58%	145,047	1,033	2.89%
Tax-exempt securities	40,981	208	2.06%	36,369	216	2.41%
Total securities	185,419	1,128	2.47%	181,416	1,249	2.79%

Interest-bearing deposits	157,541	60	0.15%	195,995	46	0.10%

Total interest-earning assets	1,792,348	14,384	3.25%	1,716,340	14,713	3.48%

Other assets	127,421			124,074

TOTAL ASSETS	$1,919,769			$1,840,414

LIABILITIES AND SHAREHOLDERS’ EQUITY:
Savings	$240,953	22	0.04%	$214,636	44	0.08%
Super Now deposits	370,895	195	0.21%	289,236	267	0.37%
Money market deposits	298,820	186	0.25%	306,000	267	0.35%
Time deposits	190,819	385	0.82%	254,460	1,106	1.76%
Total interest-bearing deposits	1,101,487	788	0.29%	1,064,332	1,684	0.64%

Short-term borrowings	5,194	1	0.08%	5,680	2	0.14%
Long-term borrowings	115,267	633	2.23%	141,483	839	2.40%
Total borrowings	120,461	634	2.13%	147,163	841	2.32%

Total interest-bearing liabilities	1,221,948	1,422	0.47%	1,211,495	2,525	0.85%

Demand deposits	506,348			445,759
Other liabilities	23,357			22,872
Shareholders’ equity	168,116			160,288

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,919,769			$1,840,414
Interest rate spread			2.78%			2.63%
Net interest income/margin		$12,962	2.93%		$12,188	2.88%

	Three Months Ended March 31,
	2022	2021
Total interest income	$14,275	$14,595
Total interest expense	1,422	2,525
Net interest income (GAAP)	12,853	12,070
Tax equivalent adjustment	109	118
Net interest income (fully taxable equivalent) (non-GAAP)	$12,962	$12,188

(Dollars in Thousands, Except Per Share Data, Unaudited)	Quarter Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Operating Data
Net income	$3,432	$4,879	$4,125	$3,588	$3,441
Net interest income	12,853	12,921	12,632	12,095	12,070
Provision for loan losses	150	(300)	75	350	515
Net security (losses) gains	(61)	360	40	140	119
Non-interest income, excluding net security gains	2,473	2,835	2,911	2,769	2,495
Non-interest expense	11,007	10,259	10,447	10,248	9,951

Performance Statistics
Net interest margin	2.93%	2.90%	2.85%	2.78%	2.88%
Annualized return on average assets	0.72%	1.02%	0.86%	0.76%	0.75%
Annualized return on average equity	8.17%	11.59%	9.85%	8.70%	8.59%
Annualized net loan charge-offs (recoveries) to average loans	0.09%	0.02%	(0.01)%	0.03%	0.04%
Net charge-offs (recoveries)	303	81	(44)	114	116
Efficiency ratio	71.53%	64.83%	66.93%	68.61%	67.96%

Per Share Data
Basic earnings per share	$0.49	$0.69	$0.58	$0.51	$0.49
Diluted earnings per share	0.49	0.69	0.58	0.51	0.49
Dividend declared per share	0.32	0.32	0.32	0.32	0.32
Book value	23.81	24.37	23.84	23.63	23.25
Common stock price:
High	24.67	24.65	24.42	26.51	27.78
Low	23.64	23.50	22.78	23.03	20.55
Close	24.43	23.65	23.92	23.82	24.09
Weighted average common shares:
Basic	7,073	7,068	7,064	7,060	7,055
Fully Diluted	7,073	7,068	7,064	7,060	7,055
End-of-period common shares:
Issued	7,555	7,550	7,546	7,542	7,537
Treasury	480	480	480	480	480

(Dollars in Thousands, Except Per Share Data, Unaudited)	Quarter Ended
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Financial Condition Data:
General
Total assets	$1,916,809	$1,940,809	$1,910,791	$1,894,870	$1,896,192
Loans, net	1,391,943	1,377,971	1,332,668	1,323,509	1,321,697
Goodwill	17,104	17,104	17,104	17,104	17,104
Intangibles	437	480	524	568	618
Total deposits	1,612,395	1,621,315	1,593,019	1,563,696	1,564,364
Noninterest-bearing	514,130	494,360	481,875	477,344	478,916
Savings	236,312	236,312	231,189	226,573	224,890
NOW	245,661	366,399	340,441	296,450	290,355
Money Market	299,166	318,877	305,156	301,405	324,207
Time Deposits	173,600	205,367	234,358	261,924	245,996
Total interest-bearing deposits	1,098,265	1,126,955	1,111,144	1,086,352	1,085,448

Core deposits*	1,438,795	1,415,948	1,358,661	1,301,772	1,318,368
Shareholders’ equity	168,427	172,274	168,478	166,830	164,059

Asset Quality
Non-performing loans	$5,281	$6,250	$7,763	$7,931	$9,272
Non-performing loans to total assets	0.28%	0.32%	0.41%	0.42%	0.49%
Allowance for loan losses	14,023	14,176	14,557	14,438	14,202
Allowance for loan losses to total loans	1.00%	1.02%	1.08%	1.08%	1.06%
Allowance for loan losses to non-performing loans	265.54%	226.82%	187.52%	182.05%	153.17%
Non-performing loans to total loans	0.38%	0.45%	0.58%	0.59%	0.69%

Capitalization
Shareholders’ equity to total assets	8.79%	8.88%	8.82%	8.80%	8.65%

* Core deposits are defined as total deposits less time deposits

Reconciliation of GAAP and Non-GAAP Financial Measures
(UNAUDITED)

	Three Months Ended March 31,
(Dollars in Thousands, Except Per Share Data)	2022	2021
GAAP net income	$3,432	$3,441
Less: net securities (losses) gains, net of tax	(48)	94
Non-GAAP core earnings	$3,480	$3,347

	Three Months Ended March 31,
	2022	2021
Return on average assets (ROA)	0.72%	0.75%
Less: net securities (losses) gains, net of tax	(0.01)%	0.02%
Non-GAAP core ROA	0.73%	0.73%

	Three Months Ended March 31,
	2022	2021
Return on average equity (ROE)	8.17%	8.59%
Less: net securities (losses) gains, net of tax	(0.11)%	0.24%
Non-GAAP core ROE	8.28%	8.35%

	Three Months Ended March 31,
	2022	2021
Basic earnings per share (EPS)	$0.49	$0.49
Less: net securities (losses) gains, net of tax	0.01	0.02
Non-GAAP basic core EPS	$0.48	$0.47

	Three Months Ended March 31,
	2022	2021
Diluted EPS	$0.49	$0.49
Less: net securities (losses) gains, net of tax	0.01	0.02
Non-GAAP diluted core EPS	$0.48	$0.47